SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2005 (April 25, 2005)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

           101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

                                     (314) 863-1100
(Registrant's telephone number, including area code)

                                              None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On April 25, 2005, the Company announced the appointment of Joseph P. McClelland, Jr. as Vice-President, Logistics and Supply Chain Management of the Company. Mr. McClelland has spent his career in supply chain management, serving most recently as Vice-President, International Supply Chain for The Home Depot, where he was responsible for the development and implementation of The Home Depot’s international supply chain. Prior to that, his work experience included supply chain development and consulting with KPMG Consulting, Fritz Companies and Federated Department Stores. Mr. McClelland is a 1969 graduate of West Georgia College with an BBA in Accounting and Finance.

Item 9.01.     Financial Statements and Exhibits

(c) Exhibit

99 Press Release, dated April 25, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated:     April 26, 2005

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated April 25, 2005